SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 12, 2002

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11336	41-1749708
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Campus Drive, Plymouth, MN 55441 (Address of Principal Executive Offices)(Zip Code)
(763) 551-4000 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 9.                    Regulation FD Disclosure.

                On August 12, 2002, Robert H. Kill, Chief Executive Officer, and Thomas S. Wargolet, Chief Financial Officer, of Ciprico Inc. each submitted correspondence to the Securities and Exchange Commission (SEC) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

                (1)           The Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

                Pursuant to general instruction B.2. of Form 8-K, the information in this report and in the attached exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Thomas S. Wargolet
Date: August 12, 2002		Thomas S. Wargolet, Vice President Finance / Chief Financial Officer
(Principal Financial and Accounting Officer)